Earnings Results Third Quarter 2024 Exhibit 99.3

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth and deposit costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward- looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted non-interest revenue CAGR (Compound Annual Growth Rate) growth per share (diluted common share); adjusted revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are diluted earnings (loss) per share; return on average assets; return on average common equity; total non-interest revenue; total non-interest revenue (CAGR) growth per share; total revenue; total non-interest expense; efficiency ratio-TE; total Synovus Financial Corp. shareholders' equity to total assets ratio; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest revenue CAGR growth per share is a measure used to evaluate total non-interest revenue CAGR growth per share (diluted common share) exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

3 Third Quarter 2024 Key Messages Core Deposits(2) Up 1% QoQ and Brokered Deposits Declined Further – Improved profitability ratios to 1.2%, 14.4%, and 16.4%, respectively Metrics Highlights ROAA, ROCE and ROTCE(1) Net Interest Income Non-Interest Revenue Non-Interest Expense Credit Quality Capital – Operating expense control remains excellent – Net interest margin expanded – Non-Interest bearing deposits stable – Deposit products repricing as expected post-FOMC cut – Continued YoY non-interest revenue growth supported by Treasury & Payment Solutions, Capital Markets, and Commercial Sponsorship(2) – NCOs/average loans declined to 0.25% annualized – Capital ratios moved higher inclusive of $100MM in share repurchases (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Commercial Sponsorship income includes GreenSky income (within other income) and ISO sponsorship NIR (within service charges on deposit accounts and card fees in core banking fees and other income)

4 Income Statement Summary (GAAP) ($ in thousands, except per share data) 3Q24 % Change QoQ % Change YoY Net Interest Income $440,740 1% (1)% Provision for Loan Losses $23,434 (11)% (68)% Non-Interest Revenue $123,980 NM(1) 16% Revenue $564,720 84% 3% Non-Interest Expense $313,690 4% (11)% Pre-Provision Net Revenue $251,030 NM(1) 28% Diluted EPS $1.18 NM(1) 97% (1) NM - Not Meaningful; (2) Non-GAAP financial measures; see appendix for applicable reconciliations; (3) TE - Taxable Equivalent; (4) NA - Not Applicable Third Quarter 2024 Financial Highlights Income Statement Summary (Adjusted)(2) ($ in thousands, except per share data) 3Q24 % Change QoQ % Change YoY Net Interest Income (TE)(3) $442,133 1% —% Provision for Loan Losses NA(4) NA(4) NA(4) Adjusted Non-Interest Revenue $121,918 (4)% 15% Adjusted Revenue (TE)(3) $564,051 —% 2% Adjusted Non-Interest Expense $301,709 —% (1)% Adjusted Pre-Provision Net Revenue $262,342 —% 7% Adjusted Diluted EPS $1.23 6% 46%

5 Period-End Balance Sheet Growth ($ in millions) 3Q24 % Change QoQ % Change YoY Loans $43,121 —% (1)% Deposits $50,194 —% —% Core Deposits(1) $45,088 1% 3% Non-Interest Bearing Deposits $11,562 (1)% (11)% (1) Excludes brokered; (2) Annualized; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) TE - Taxable equivalent; (5) 3Q23 NCOs exclude loan sales; (6) 3Q24 capital ratios are preliminary Third Quarter 2024 Financial Highlights Profitability Metrics 3Q24 2Q24 3Q23 ROAA(2) 1.2% (0.1)% 0.6% Adjusted ROAA(2)(3) 1.3% 1.2% 0.9% ROCE(2) 14.4% (2.1)% 8.2% ROTCE(2)(3) 16.4% (2.2)% 9.7% Adjusted ROTCE(2)(3) 17.1% 17.6% 13.5% Net Interest Margin(2) 3.22% 3.20% 3.11% Efficiency Ratio - TE(4) 55.41% 98.15% 64.11% Adjusted Efficiency Ratio(3) 52.97% 53.05% 55.01% Credit & Capital Metrics 3Q24 2Q24 3Q23 NCOs/Average Loans(2)(5) 0.25% 0.32% 0.40% NPLs/Loans 0.73% 0.59% 0.64% Allowance for Credit Losses % 1.24% 1.25% 1.22% CET1 Ratio(6) 10.65% 10.60% 10.13%

SYNOVUS®

Loans

▷ **Total Loans: $43 billion**

- Period end loans up $27 million QoQ as growth in strategic categories was offset by strategic rationalization, consumer softness and CRE payoffs/paydowns
- Strategic Growth Vertical loans up $604 million or 5% YTD
- Loan production rose 8% QoQ[1] driven by commercial lines of business activity
- C&I line utilization relatively stable

Loan Growth Attribution

($ in millions)


$43,093
$127
$(38)
$(62)
$43,121
2Q24
C&I
CRE
Consumer
3Q24

2024 Year-to-Date Loan Growth Drivers[2]

Strategic Growth Verticals

+ $604 Million

Middle Market, CIB and Specialty Lending[3]

Strategic Rationalization

- $427 Million

National Accounts[4] | Third-Party Consumer

Market Activity-Related Decline

- $212 Million

Senior Housing | Institutional CRE

Quarterly Loan Production[1]

($ in millions)


$1,280
$823
$795
$1,255
$1,356
3Q23
4Q23
1Q24
2Q24
3Q24

Amounts may not total due to rounding; (1) Excluding secondary mortgage production; (2) Categories exclude decline of ~$250 million of net balance change from lines of business not listed; (3) Includes all loan types from the following verticals: Asset Based Lending, Structured Lending (Asset-Backed Finance), Insurance Premium Finance, and Restaurant Services; (4) Primarily non-core syndicated lending

6

Deposits

SYNOVUS

▷ **Total Deposits: $50 billion**

- **Period end core deposits[1] up $295 million QoQ, driven by core commercial business lines**
- **Total cost of deposits rose 4 bps QoQ to 2.72%, primarily due to a mix shift**
- **Non-interest bearing deposits relatively stable versus end of 2Q24**
- **Brokered deposits fell $297 million, the fifth consecutive quarter of decline**
- **Deposit repricing progressing in line with prior guidance of 40-45% beta**

Continued Improvement in Non-Interest Bearing Deposit Diminishment[2]

($ in millions)



$(589)
$(469)
$(465)
$(387)
$(94)
3Q23
4Q23
1Q24
2Q24
3Q24

QoQ Change in Deposit Balances[2]

($ in millions)



$50,196
$(94)
$179
$(26)
$258
$(22)
$(297)
$50,194
2Q24
Non-Interest-Bearing
NOW
Savings
MMA
Time
Brokered
3Q24

Public Funds QoQ Growth:	$(46)	(21)	$0	$(26)	$27

Deposit Beta Information as of September 30, 2024[3]

Deposit Portfolio (as of 9/30/24)	% of Deposits	Approx. Beta in Easing Cycle	3Q24 Update
Non-Interest Bearing Deposits	~23%	NA	Stable NIB Balances vs. 6/30
Core Time Deposits	~17%	70%-80%	Going-on rates in last week of Sept. ~ 40bps lower than June
Brokered Deposits	~10%	75%-85%	~80% repricing to daily rates[4]
Low-Beta/Standard Non-Maturity Deposits	~25%	15%-25%	~10% beta executed thru 9/30
Higher-Beta Non-Maturity Deposits	~25%	70%-80%	~70% beta executed thru 9/30
Total Deposits	**100%**	**40%-45%**	

Amounts may not total due to rounding; (1) Excludes brokered; (2) Balances in bar chart include public funds changes QoQ; (3) Approximations, as of 9/30/24; (4) Includes related fair value hedges

7

8 $443 $437 $419 $435 $441 3.11% 3.11% 3.04% 3.20% 3.22% Net Interest Income Net Interest Margin 3Q23 4Q23 1Q24 2Q24 3Q24 Amounts may not total due to rounding; Note: all references to NIM are taxable equivalent and NIM Attribution reflects estimates and includes both attributed and unattributed items; (1) Hedges mature throughout 4Q at an average fixed rate of 0.95%; (2) Annualized Net Interest Income Net Interest Income and Net Interest Margin Trends ($ in millions) • Net interest income rose 1% QoQ and NIM expanded 2 bps; both were supported by a full quarter impact of the 2Q24 securities repositioning • 4Q24 will benefit from $750 million of loan hedge maturities(1) Net Interest Income: $441 million 2Q24 NIM 3.20% difference QoQ 2Q24 Security Repositioning +0.04% Earning Asset Yields +0.01% Higher Cash Balance -0.01% Deposit Mix -0.03% 3Q24 NIM 3.22% Net Interest Margin Attribution (2)

SYNOVUS

Non-Interest Revenue

▷ **Non-Interest Revenue: $124 million**

- QoQ comparison impacted by elevated 2Q24 capital markets fees
- Continued strength in Treasury and Payment Solutions and wealth revenue in 3Q24
- Healthy YoY growth driven by higher core commercial Treasury and Payments Solutions fees, capital markets expansion and commercial sponsorship income[1]

Top Quartile Adjusted Non-Interest Revenue Per Share Growth[6][7]



9%
9%
3%
Impacted by securities losses from bond restructurings
(17)%
2019-LTM Non-Interest Revenue CAGR Per Share (8)
SNV (GAAP)
SNV (Adj) (6)
Proxy Peer Top Quartile (Adj)
Proxy Peer Median (Adj)

Non-Interest Revenue

($ in millions)	3Q24	QoQ Δ	YoY Δ
Core Banking Fees[2]	$48	0%	6%
Wealth Revenue[3]	$41	1%	(2)%
Capital Markets Income	$10	(32)%	29%
Net Mortgage Revenue	$4	2%	10%
Other Income[4][5]	$19	(4)%	152%
Total Adjusted Non-Interest Revenue[6]	**$122**	**(4)%**	**15%**
Total Non-Interest Revenue	**$124**	**NM**	**16%**

Consistent Growth in Core Client Non-Interest Revenue[9][10]

($ in millions)



~12% CAGR
$435MM - $440MM
$293
$345
$374
$413
2020
2021
2022
2023
2024E

Amounts may not total due to rounding; (1) Commercial Sponsorship income includes GreenSky income (within other income) and ISO sponsorship NIR (within service charges on deposit accounts and card fees in core banking fees and other income); (2) Includes service charges on deposit accounts, card fees, and several other non-interest revenue components including line of credit non-usage fees, letter of credit fees, ATM fee income, and miscellaneous other service charges; (3) Consists of fiduciary/asset management, brokerage, and insurance revenues; (4) Includes earnings on equity method investments, income from BOLI, Commercial Sponsorship, and other miscellaneous income; (5) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation; (6) Non-GAAP financial measure; see appendix for applicable reconciliation; (7) Source: S&P Capital; (8) LTM is inclusive of 3Q23-2Q24; (9) Core Client NIR (ex. Mortgage) primarily includes Core Banking Fees, Wealth Revenue, Capital Markets income, Commercial Sponsorship, and other miscellaneous income; (10) Reclassification of Core Client NIR performed in 1Q24

9

10 Non-Interest Expense ($ in millions) 3Q24 QoQ Δ YoY Δ Total Employment $183 2% 1% Total Other $72 (6)% (9)% Total Occupancy, Equipment, and Software $47 1% 3% Total Adjusted Non-Interest Expense(1) $302 —% (1)% Total Non-Interest Expense $314 4% (11)% Non-Interest Expense Non-Interest Expense: $314 million • Non-interest expense was $314 million, while adjusted non-interest expense was $302 million • Non-interest expense impacted by $8.7 million valuation adjustment to Visa derivative • Lower credit related costs supported QoQ adjusted non-interest expense stability • Adjusted non-interest expense(1) decline from 3Q23 supported by 4% improvement in headcount 4,997 4,879 4,812 4,805 4,806 3Q23 4Q23 1Q24 2Q24 3Q24 Headcount Down 4% Year-Over-Year Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) FDIC Special Assessment of $51.0MM, $12.8MM, ( $3.9MM), and ($1.7MM) for 4Q23, 1Q24, 2Q24, and 3Q24 respectively Excluding FDIC Special Assessment, Adjusted Non-Interest Expense Stable ($ in millions) $306 $353 $319 $302 $302 $306 $302 $306 $306 $303 Adjusted Non-Interest Expense Adjusted Non-Interest Expense, ex FDIC Special Assessment 3Q23 4Q23 1Q24 2Q24 3Q24 (1) (2)

11 Credit Quality • NCOs and provision for credit losses declined QoQ and YoY • ACL was relatively unchanged from improved overall performance, offset by individually analyzed loans • Non-performing loan ratio increased to 0.73% of loans, primarily from an office loan relationship • Expect 0.25% - 0.35% NCOs/average loans over the near term versus 0.33% YTD $73 $45 $54 $26 $23 $67 $42 $44 $34 $27 Provision for Credit Losses Net Charge-Offs 3Q23 4Q23 1Q24 2Q24 3Q24 0.61% 0.38% 0.41% 0.32% 0.25% 0.40% 0.38% 0.41% 0.32% 0.25% NCO Ratio(1): Provision for Credit Losses and Net Charge-Offs ($ in millions) NCO Ratio(1): (Ex. Loan Sales) Amounts may not total due to rounding; (1) Annualized $533 $537 $546 $538 $535 1.22% 1.24% 1.26% 1.25% 1.24% Allowance for Credit Losses ACL Coverage Ratio 3Q23 4Q23 1Q24 2Q24 3Q24 190% 186% 156% 210% 171% ACL to NPLs: Allowance for Credit Losses ($ in millions) 0.64% 0.66% 0.81% 0.59% 0.73% 3.4% 3.5% 3.8% 3.7% 3.9% Non Performing Loan Ratio Criticized & Classified Loans as a % of Total Loans 3Q23 4Q23 1Q24 2Q24 3Q24 Nonperforming and Criticized & Classified Loans

12 10.13% 10.22% 10.38% 10.60% 10.65% Common Equity Tier 1 Tier 1 Tier 2 3Q23 4Q23 1Q24 2Q24 3Q24 • 3Q24 CET1 Ratio(1) up 5 basis points QoQ to 10.65%, the highest level in 9 years • Will continue to prudently manage capital at or around current levels • Share repurchases of ~$100 million in 3Q24 • Expect ~$80 million in share repurchases in 4Q24 under remaining 2024 Board authorization Amounts may not total due to rounding; (1) 3Q24 capital ratios are preliminary; (2) As amended (1) 11.45% 13.24% 13.56% 11.72% Capital Capital Ratios 13.12% 11.18% Common Equity Tier 1 Above Top-End of Operating Range 10.60% 0.35% (0.01)% (0.11)% (0.21)% 0.04% 10.65% Beginning CET1 Ratio (2Q24) Net Income To Common Shareholders Risk-Weighted Asset Impact Common Dividends Share Repurchases Other Ending CET1 Ratio (3Q24) Third Quarter 2024 CET1 Change (1) 13.07% 11.28% (2) 11.77% 13.62%

Updated Fourth Quarter and 2024 Year Guidance

SYNOVUS

	4Q24 Guidance	2024 Full Year	Key Guidance Assumptions
Period End Loan Growth	Relatively Flat	(1.0%) - 0%	• Expect 4Q24 growth in strategic C&I categories offset by CRE and Senior Housing payoff/ paydown activity
Period End Core Deposit[(1)] Growth	1% - 3% QoQ	2% - 4%	• 4Q24 growth in core deposits[(1)] supported by seasonal benefits and core C&I business line expansion
Adjusted Revenue[(2)(3)]	$560MM - $575MM	(2.5%) - (2.0%)	• Guidance assumes 50 bps of additional FOMC rate cuts in 4Q24 (25 bps each in November and December) • Expect relatively stable NIM in 4Q24; easing cycle lags represent a headwind vs. benefits from fixed rate asset repricing and hedge maturities • Deposit pricing progressing as planned which is expected to result in short term NII headwinds but relatively neutral long-term impacts • Expect 4Q24 adjusted non-interest revenue[(2)] of $120 million - $125 million
Adjusted NIE[(2)(3)(4)]	$305MM - $310MM	~1% (Ex FDIC Special Assessments)	• Modest QoQ increase associated with hiring, technology investments and occupancy expense
Net-Charge Offs	0.25% - 0.35%	0.30% - 0.35%	• In-line with prior guidance • Assumes stable economic conditions
CET1 Ratio	Stable	~10.6%	• Expect relatively stable CET1 ratio in 4Q24, assuming modest loan growth and further share repurchase activity
Effective Tax Rate	~21% - 22%	~21%	• Supported by tax credit investments

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2023 baseline: adjusted revenue baseline of $2.28 billion and adjusted NIE of $1.26 billion, excluding the FDIC Special Assessment, the amount is $1.21 billion; (4) SNV incurred $51 million, $13 million, ($4) million, and ($2) million of FDIC Special Assessments in 4Q23, 1Q24, 2Q24, 3Q24, respectively

13

Appendix

15 Loan Trends $43,680 $43,404 $43,310 $43,093 $43,121 $22,781 $22,598 $22,731 $22,537 $22,664 $12,395 $12,317 $12,194 $12,215 $12,178 $8,504 $8,489 $8,385 $8,341 $8,279 C&I CRE Consumer 3Q23 4Q23 1Q24 2Q24 3Q24 Period End Loans ($ in millions) $43,500 $43,597 $43,378 $43,364 $42,908 $22,478 $22,743 $22,665 $22,728 $22,469 $12,512 $12,363 $12,279 $12,278 $12,141 $8,510 $8,491 $8,434 $8,358 $8,298 C&I CRE Consumer 3Q23 4Q23 1Q24 2Q24 3Q24 Average Loans ($ in millions) Amounts may not total due to rounding

16 $50,204 $50,739 $50,580 $50,196 $50,194 $12,977 $12,508 $12,042 $11,656 $11,562 $10,051 $10,681 $10,644 $10,781 $10,960 $12,989 $12,902 $12,925 $12,854 $13,112 $1,140 $1,071 $1,055 $1,021 $995 $6,825 $7,534 $8,195 $8,482 $8,460 $6,222 $6,043 $5,719 $5,402 $5,105 NIB DDA IB DDA MMA Savings Time Brokered 3Q23 4Q23 1Q24 2Q24 3Q24 Deposit Trends Period End Deposits ($ in millions) Average Deposits ($ in millions) $50,113 $50,587 $50,186 $50,408 $50,481 $13,049 $12,744 $12,072 $12,099 $11,666 $10,114 $10,422 $10,590 $10,789 $10,835 $13,147 $13,054 $12,826 $12,617 $13,059 $1,178 $1,099 $1,057 $1,036 $1,008 $6,181 $7,198 $7,903 $8,383 $8,438 $6,443 $6,069 $5,737 $5,483 $5,476 NIB DDA IB DDA MMA Savings Time Brokered 3Q23 4Q23 1Q24 2Q24 3Q24 Amounts may not total due to rounding

17 ACL/Loans: 1.25% 1.24% Economic Scenario Assumptions and Weightings 3rd Quarter Change from 2025(3) 2026(3) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 50% (5)% 1.8% 4.2% 1.9% 4.0% Slow Growth(4) 30% 5% 1.2% 5.0% 1.4% 4.9% Downside(4) 10% NC (1.5)% 7.6% 1.3% 7.3% Upside(5) 10% NC 3.3% 3.1% 2.4% 3.3% Weighted Average 1.4% 4.7% 1.7% 4.5% $538 $5 $(3) $(3) $(3) $535 2Q24 Economic Uncertainty and Other Qualitatives Performance Net Growth Other 3Q24 (2) (1) Amounts may not total due to rounding; (1) Represents the mix of loan production offset by the mix of loans paying off/down; (2) Other includes the impact of dispositions, sub-pool changes, etc.; (3) August 2024 model estimates; (4) Downside scenarios carry a total weighting of 40% and correspond to Moody’s August 2024 "S5" Slow Growth scenario and "S3" Downside 90th Percentile scenario; (5) Upside refers to Moody’s August 2024 "S1" Upside 10th Percentile scenario ($ in millions) Allowance for Credit Losses

18 Risk Distribution ($ in millions) Composition Change Risk Category 3Q24 2Q24 3Q24 vs. 2Q24 Passing Grades $41,427 $41,504 $(76) Special Mention 732 639 $94 Substandard Accruing 648 695 $(47) Non-Performing Loans 313 256 $57 Total Loans $43,121 $43,093 $27 Amounts may not total due to rounding $1,222 $1,028 $1,032 $914 $929 $942 $1,086 $1,333 $1,484$1,527 $1,634 $1,590 $1,693 3.2% 2.6% 2.6% 2.2% 2.2% 2.2% 2.5% 3.0% 3.4% 3.5% 3.8% 3.7% 3.9% Criticized & Classified Loans % of Total Loans 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Portfolio Risk DistributionCriticized & Classified Loans

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix



Market-Based C&I
27%
Industry-Focused C&I(1)
22%
Other C&I
4%
Multi-Family
10%
Other CRE
6%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
17%
Consumer Non-Real Estate
3%

C&I Portfolio $22.7 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $4.9 billion, ~10% of which is agented by SNV

CRE Portfolio $12.2 billion

- 93% are income-producing properties
- Diversity among property types and geographies
- 83% of NPL balance comprised of one office relationship

Consumer Portfolio $8.3 billion

- Weighted average credit score of 796 and 783 for Home Equity and Mortgage, respectively
- Weighted average LTV of 72.5% and 69.6% for Home Equity and Mortgage, respectively[2]

3Q24 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	0.69%	0.71%	0.85%
QTD Net Charge-off Ratio (annualized)	0.29%	0.18%	0.25%
30+ Days Past Due Ratio	0.26%	0.04%	0.41%
90+ Days Past Due Ratio	0.01%	0.01%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (asset-backed finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the sum of the 9/30/2024 commitment amount and any existing senior lien by the most recent appraisal value (typically at origination).

19

20 Credit Indicator 3Q24 NPL Ratio 0.69% Net Charge-off Ratio (annualized) 0.29% 30+ Days Past Due Ratio 0.26% 90+ Days Past Due Ratio 0.01% • Asset-Backed Finance portfolio represents 55% of Finance/ Insurance (see slide 22 for more details) ◦ 0.00% NPL Ratio ◦ 0.01% Net Charge-Off Ratio (annualized) ◦ 0.00% 30+ Day Past Due Ratio • Senior Housing consists of 90% private pay assisted living/ independent living facilities Diverse Industry Exposure Total C&I Portfolio $22.7 billion 20.4% 13.7% 6.9% 6.5% 5.8% 5.7% 5.6% 4.9% 4.5% 3.9% 3.8% 3.7% 3.5% 3.1% 2.4% 2.0% 1.9% 0.9% 0.9% Finance/Insurance Senior Housing Accom. & Food Svcs. Health Care Lessors of R/E Manufacturing Wholesale Trade Retail Trade Construction Other Services Prof., Scientific, Tech. Svcs. Transport/Warehousing Other R/E and Rental & Leasing All Other Arts, Entertainment, & Rec. Public Administration Educational Svcs. Admin., Support, Waste Mgmt. Ag, Forestry, Fishing Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing (1) (1) (1) C&I Loan Portfolio

21 ◦ $3.5 billion in outstandings(1) ◦ 87% Assisted Living/Mixed Facility; 3% Independent Living Facility; 10% Skilled Nursing Facility ◦ 90% Private Pay and10% Medicare/Managed Care ◦ 75% Institutional Grade Equity Partners ◦ Total Value Weighted LTV: 58% ◦ 90% Pass Risk Rated ◦ 0.5% NPL Ratio Note: 1) Includes approximately $3.1b in C&I loans and $400mm in CRE loans; 2) Balances as of 9/30/2024 (3) Industry data taken from National Investment Center 1Q24 Seniors Housing Market Fundamentals report Senior Housing Loan Portfolio Portfolio Stats ◦ Senior Housing occupancy rate up to 86.5% in 3Q24 ◦ All Senior Housing elements saw occupancy increase over 3Q24 and all have seen consistent recovery over the past three years ◦ Senior Housing rent growth has increased 4.2% on an annualized basis ◦ Annual absorption rates are outpacing supply growth 3.9% to 1.1% ◦ Starts vs. Inventory level of 1.0% is below historical norms and should support continued recovery Industry Data 80+ Population Growth Materially Exceeds Inventory Growth

SYNOVUS

Asset-Backed Finance Portfolio

Portfolio Characteristics

- $2.6 billion funded portfolio balance
- Largely "lender finance" receivables plus other highly secured receivables
- Diverse asset types securing the portfolio
- No past dues, NPLs, or losses since inception in 2019
- 100% pass-rated portfolio

Credit Quality Metrics

	%
Non-Performing Loans	0.00%
QTD Net Charge-Offs	0.00%
30+ Days Past Due	0.00%
90+ Days Past Due	0.00%

Distribution of Asset Types



Middle Market Loans
33%
Legal/Litigation-Related
23%
BSL, Other Corporate Risk
11%
Cons./Comm. Spec. Finance Assets
11%
Small Business Loans
6%
Consumer Receivables
6%
Insurance Receivables
4%
Other
6%

Note: Asset-Backed Finance refers to a line-of-business (Structured Finance) comprised of lender finance and other asset-backed finance receivables

22

SYNOVUS

Commercial Real Estate Loan Portfolio

Composition of 3Q24 CRE Portfolio
Total CRE Portfolio $12.2 billion



Multi-Family
36.0%
Office Building
14.6%
Hotels
14.3%
Other Investment Properties
11.1%
Shopping Center
10.4%
Warehouses
6.9%
1-4 Family Perm/Mini-Perm
2.8%
Land Acquisition & Dev.
2.5%
1-4 Family Construction
1.6%

Investment Properties portfolio represent 93% of total CRE portfolio

- The portfolio is well diversified among property types

CRE Credit Quality

- 0.71% NPL Ratio
- 0.18% Net Charge-Off Ratio (annualized)
- 0.04% 30+ Day Past Due Ratio
- 0.01% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of September 30, 2024)	**Office Building**	**Multi-family**	**Shopping Centers**	**Hotels**	**Other Investment Properties**	**Warehouse**	**Residential Properties[1]**	**Development & Land**
Balance (in millions)	$1,779	$4,379	$1,260	$1,738	$1,353	$837	$528	$303
Weighted Average LTV[2]	54.8%	52.2%	52.4%	56.0%	53.4%	51.3%	NA	NA
NPL Ratio	4.40%	0.04%	0.04%	0.00%	0.12%	0.02%	0.54%	0.56%
Net Charge-off Ratio (annualized)	1.24%	0.00%	0.00%	0.00%	0.05%	0.00%	(0.20)%	0.00%
30+ Days Past Due Ratio	0.14%	0.00%	0.00%	0.00%	0.05%	0.05%	0.19%	0.33%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.03%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing the 9/30/24 commitment amount and any senior lien by the most recent appraisal (typically at origination)

23

SYNOVUS

Office Loan Portfolio *(at September 30, 2024)*

Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 54.8%[1]
($ in millions)


Atlanta, GA 56.2% $256
Charleston, SC 59.0% $233
Miami-Ft. Lauderdale 55.6% $231
Charlotte, NC 55.8% $182
Tampa, FL 50.3% $142
Jacksonville, FL 63.5% $73
Orlando, FL 49.1% $72
Birmingham, AL 53.5% $59
Virginia Beach, VA 51.9% $53
St. Louis, MO-IL 71.9% $44

$1.85 Billion
Note Current Balance of $1.78B + Unfunded Commitment of $72MM

4.40%	1.24%	0.00%
NPL Ratio	3Q24 NCO Ratio	90 DPD Ratio

231	257
# Loans	# Properties

54.8%	$6.5 Million
Weighted Average LTV	Average Loan Size

Collateral Type


20%
80%
Medical Office
Non-Medical Office

Property Subtype


43%
6%
51%
Low-Rise
Mid-Rise
High-Rise

Asset Class


31%
6%
63%
Class A
Class B
Class C

Location Segment


11%
22%
46%
21%
Basic Suburban
MOB
CBD/Core
Suburban LDD

Maturity
28% Matures in 2025
($ in millions)


$113
$116
$86
$156
$26
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; MOB = Medical Office Building; Sub LDD = Suburban Large Demand; (1) LTV calculated by dividing the 9/30/24 commitment amount and any senior lien by the most recent appraisal (typically at origination)

24

25 35% 23% 42% Construction Lease-Up Stabilized $466 $460 $447 $394 $229 $209 $209 $168 $164 $152 Orlando, FL Miami-Ft. Lauderdale Atlanta Tampa, FL Charlotte, NC Jacksonville, FL Nashville, TN Greenville, SC Huntsville, AL Columbus, GA 86% 11% 3% Class A Class B Class C 6% 44% 48% 2% Build-to-Rent Garden Mid-Rise High-Rise 81% 9% 10% Multifamily Student Housing Low-Income Housing Tax Credit Collateral Type Property Subtype Asset Class Project Status Maturity 40% Matures in 2025 $356 $501 $573 $429 $651 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Multi-Family Loan Portfolio (at September 30, 2024) Top 10 MSAs by Note Current Balance + Unfunded Commitment, with Weighted Average LTV 52.2%(1) ($ in millions) Note: Key metrics above represent loans > $1 million and include total commitments, except for portfolio balance, unfunded commitment, and credit ratios; (1) LTV calculated by dividing the 9/30/24 commitment amount and any senior lien by the most recent appraisal (typically at origination) ($ in millions) 51.7% 52.8% 46.6% 51.3% 52.2% 50.9% 44.1% 47.8% 52.3% 48.1% $5.23 Billion Note Current Balance of $4.38B + Unfunded Commitment of $855MM 0.04% NPL Ratio 0.00% 3Q24 NCO Ratio 0.00% 90 DPD Ratio 247 # Loans 254 # Properties 52.2% Weighted Average LTV $20.3 Million Average Loan Size

26 Credit Indicator 3Q24 NPL Ratio 0.85% Net Charge-off Ratio (annualized) 0.25% 30+ Days Past Due Ratio 0.41% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.3 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 3Q24 Originations 790 773 Weighted Average Credit Score of Total Portfolio 796 783 Weighted Average LTV(1) 72.5% 69.6% Average DTI(2) 34.9% 29.6% Utilization Rate 38.4% N/A 64.3% 21.9% 7.4% 4.3% 2.2% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV calculated by dividing the 9/30/24 commitment amount and any senior lien by the most recent appraisal (typically at origination); (2) Average DTI of 3Q24 originations Consumer Credit Quality • ~86% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.5% • Third party HFI portfolio of $623 million Consumer Loan Portfolio

27 $4,100 $3,350 $3,350 $3,350 $2,850 $2,600 $2,100 $2,100 $1,600 $250 $500 $500 $500 $500 $500 $500 2.37% 2.68% 2.78% 2.98% 3.16% 3.38% 3.60% 3.60% 3.59% Notional Forward Starting Effective Rate 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 62% 62% 62% 62% 63% 38% 38% 38% 38% 37% 6.34% 6.45% 6.49% 6.59% 6.59% Floating Rate Fixed Rate Yield 3Q23 4Q23 1Q24 2Q24 3Q24 Note: Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate at the end of the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet; beta sensitivity estimates represent approximations, based on total deposit cost betas Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Assets Composition ($ in millions) 12-Month Net Interest Income Sensitivity: Rates & Betas(2) Parallel Shock % NII Impact +100bps 1.6% -100bps (1.6)% +100 Shock % NII Impact ~35 Beta 4.3% ~45 Beta 1.6% ~55 Beta (1.2)%

28 Securities Portfolio $11,175 $11,091 $11,153 $10,240 $10,449 $2,668 $2,623 2.20% 2.33% 2.58% 3.04% 3.36% AFS HTM Yield 3Q23 4Q23 1Q24 2Q24 3Q24 Securities Portfolio(1) ($ in millions) Securities & Cash Flow Hedges: Estimated Unrealized Loss in AOCI (After-Tax)(2) ($ in billions) $0.8 $0.6 $0.5 $0.2 $0.2 $0.1 $0.5 $0.4 $0.4 AFS AOCI HTM AOCI Swap AOCI 3Q24 3Q25E 3Q26E Note: Amounts may not total due to rounding; (1) Amortized cost; decline of approx. -$700MM in 2Q24 due to transfer cost associated with HTM reclassification on 4/1/24 (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 9/30/24 and incorporate various assumptions, including those related to prepayments and tax rates Securities Portfolio Composition Agency MBS (AFS) 37% Agency CMO (AFS) 6% Agency CMBS (AFS) 20% US Treasury (AFS) 11% Other (AFS) 0% Agency MBS (HTM) 26%

29 2Q24 3Q24 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing $12,099 N/A $11,666 N/A Interest-bearing non-maturity (NMD) $24,443 2.77% $24,901 2.82% Time $8,383 4.48% $8,438 4.39% Brokered $5,483 5.42% $5,476 5.49% Total interest-bearing $38,309 3.53% $38,815 3.54% Total deposits $50,408 2.68% $50,481 2.72% Total Average Deposit Costs

30 3Q23 4Q23 1Q24 2Q24 3Q24 Financial Performance Diluted EPS $0.60 $0.41 $0.78 $(0.16) $1.18 Net interest margin 3.11% 3.11% 3.04% 3.20% 3.22% Efficiency ratio-TE 64.11% 72.03% 59.87% 98.15% 55.41% Adjusted tangible efficiency ratio(1) 55.01% 61.97% 58.88% 53.05% 52.97% ROAA(2) 0.6% 0.5% 0.8% (0.1)% 1.2% Adjusted ROAA(1)(2) 0.9% 0.8% 0.9% 1.2% 1.3% Balance Sheet QoQ Growth Total loans (2)% (1)% —% —% —% Total deposits —% 1% —% (1)% —% Credit Quality NPA ratio 0.64% 0.66% 0.86% 0.60% 0.73% NCO ratio(2) 0.61% 0.38% 0.41% 0.32% 0.25% Capital Common shares outstanding(3) 146,205 146,705 146,418 144,150 141,997 Leverage ratio 9.38% 9.49% 9.62% 9.44% 9.55% Tangible common equity ratio(1) 5.90% 6.84% 6.67% 6.76% 7.28% Amounts may not total due to rounding; (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary (4) Quarterly Highlights Trend

31 ($ and shares in thousands, except per share data) 3Q23 2Q24 3Q24 Net income (loss) available to common shareholders $87,423 $(23,741) $169,628 Investment securities losses (gains), net — 256,660 — Loss (gain) on other loans held for sale 30,954 — — Restructuring charges (reversals) 17,319 (658) 1,219 Gain on sale of GLOBALT (1,929) — — (Gain) loss on early extinguishment of debt (526) — — Valuation adjustment to Visa derivative 900 — 8,700 Tax effect of adjustments(1) (11,371) (62,644) (2,427) Adjusted net income available to common shareholders $122,770 $169,617 $177,120 Weighted average common shares outstanding, diluted 146,740 145,565 143,979 Net income (loss) per common share, diluted $0.60 $(0.16) $1.18 Adjusted net income per common share, diluted $0.84 $1.16 $1.23 Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 3Q23 and 24.5% for 2Q24 and 3Q24 was applied; (2) Diluted shares of 146,034 (in thousands) used to calculate 2Q24 adjusted EPS Non-GAAP Financial Measures (2)

32 ($ in thousands) 3Q23 4Q23 1Q24 2Q24 3Q24 Net income (loss) $96,465 $69,573 $124,070 $(14,680) $180,684 Loss (gain) on other loans held for sale 30,954 — — — — Restructuring charges (reversals) 17,319 1,231 1,524 (658) 1,219 Gain on sale of GLOBALT (1,929) — — — — Valuation adjustment to Visa derivative 900 — — — 8,700 Gain (loss) on early extinguishment of debt (526) (4,497) — — — Investment securities losses (gains), net — 77,748 — 256,660 — Tax effect of adjustments(1) (11,371) (18,226) (373) (62,644) (2,427) Adjusted net income $131,812 $125,829 $125,221 $178,678 $188,176 Net income (loss) annualized $382,714 $276,023 $499,007 $(59,043) $718,808 Adjusted net income annualized $522,950 $499,213 $503,636 $718,639 $748,613 Total average assets $59,916,679 $59,164,065 $59,022,231 $59,246,849 $59,183,624 Return on average assets (annualized) 0.6% 0.5% 0.8% (0.1)% 1.2% Adjusted return on average assets (annualized) 0.9% 0.8% 0.9% 1.2% 1.3% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 3Q23 and 24.5% for 4Q23, 1Q24, 2Q24, and 3Q24 was applied Non-GAAP Financial Measures, Continued

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	3Q23	2Q24	3Q24
Net income (loss) available to common shareholders	$87,423	$(23,741)	$169,628
Loss (gain) on other loans held for sale	30,954	–	–
Restructuring charges (reversals)	17,319	(658)	1,219
Valuation adjustment to Visa derivative	900	–	8,700
Gain (loss) on early extinguishment of debt	(526)	–	–
Investment securities losses (gains), net	–	256,660	–
Tax effect of adjustments[1]	(11,371)	(62,644)	(2,427)
Adjusted net income available to common shareholders	$122,770	$169,617	$177,120
Adjusted net income available to common shareholders annualized	$487,077	$682,196	$704,630
Amortization of intangibles, tax effected, annualized	9,131	8,831	8,735
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$496,208	$691,027	$713,365
Net income (loss) available to common shareholders annualized	$346,841	$(95,486)	$674,824
Amortization of intangibles, tax effected, annualized	9,131	8,831	8,735
Net income (loss) available to common shareholders excluding amortization of intangibles annualized	$355,972	$(86,655)	$683,559
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,223,422	$4,455,198	$4,692,722
Average goodwill	(476,408)	(480,902)	(480,440)
Average other intangible assets, net	(59,016)	(41,547)	(38,793)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$3,687,998	$3,932,749	$4,173,489
Return on average common equity (annualized)	8.2%	(2.1)%	14.4%
Adjusted return on average common equity (annualized)	11.5%	15.3%	15.0%
Return on average tangible common equity (annualized)	**9.7%**	**(2.2)%**	**16.4%**
Adjusted return on average tangible common equity (annualized)	**13.5%**	**17.6%**	**17.1%**

Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.3% for 3Q23 and 24.5% for 2Q24 and 3Q24 was applied

33

34 Non-GAAP Financial Measures, Continued ($ in thousands) 3Q23 4Q23 1Q24 2Q24 3Q24 Total non-interest revenue $107,139 $51,468 $118,888 $(128,851) $123,980 Gain on sale of GLOBALT (1,929) — — — — Investment securities (gains) losses, net — 77,748 — 256,660 — Fair value adjustment on non-qualified deferred compensation 1,035 (3,053) (2,299) (561) (2,062) Adjusted non-interest revenue $106,245 $126,163 $116,589 $127,248 $121,918 Total non-interest expense $353,532 $352,858 $322,741 $301,801 $313,690 Loss on other loans held for sale (30,954) — — — — Restructuring (charges) reversals (17,319) (1,231) (1,524) 658 (1,219) Fair value adjustment on non-qualified deferred compensation 1,035 (3,053) (2,299) (561) (2,062) Valuation adjustment to Visa derivative (900) — — — (8,700) Gain (loss) on early extinguishment of debt 526 4,497 — — — Adjusted non-interest expense $305,920 $353,071 $318,918 $301,898 $301,709 Amounts may not total due to rounding

SYNOVUS

Non-GAAP Financial Measures, Continued

($ and shares in thousands)	2019	2020	2021	2022	2023	LTM (3Q23-2Q24)*
Total non-interest revenue	$355,900	$506,513	$450,066	$409,336	$404,010	$148,644
Gain on sale and increase in fair value of private equity investments, net	(11,607)	(4,775)	–	–	–	–
Recovery of NPA	–	–	–	–	(13,126)	–
Gain on sale of GLOBALT	–	–	–	–	(1,929)	(1,929)
Investment securities (gains) losses, net	7,659	(78,931)	799	–	76,718	334,408
Fair value adjustment on non-qualified deferred compensation	(2,797)	(2,310)	(2,816)	4,054	(4,987)	(4,878)
Adjusted non-interest revenue	$349,155	$420,497	$448,049	$413,390	$460,686	$476,245
Weighted average common shares outstanding, diluted	156,058	148,210	148,495	146,481	146,734	146,576
Total non-interest revenue per diluted common share	228%	342%	303%	279%	275%	101%
Adjusted non-interest revenue per diluted common share	224%	284%	302%	282%	314%	325%
Non-interest revenue CAGR (Compound Annual Growth Rate) growth per share (2019-LTM)						(17)%
Adjusted non-interest revenue CAGR growth per share (2019-LTM)						**9%**

*Amounts may not total due to rounding; * - for detail on LTM individual quarter components (3Q23-2Q24) related to non-interest revenue and adjusted non-interest revenue, see slide 34. For weighted average common shares outstanding, diluted, an average was taken of the LTM 3Q23-2Q24 quarters. Weighed average common shares outstanding, diluted were as follows (in thousands): 3Q23 146,740; 4Q23 146,877; 1Q24 147,122; 2Q24 145,565*

35

36 ($ in thousands) 3Q23 4Q23 1Q24 2Q24 3Q24 Adjusted non-interest expense $305,920 $353,071 $318,918 $301,898 $301,709 Amortization of intangibles (3,042) (3,168) (2,907) (2,907) (2,907) Adjusted tangible non-interest expense $302,878 $349,903 $316,011 $298,991 $298,802 Net interest income $443,159 $437,214 $418,846 $434,998 $440,740 Total non-interest revenue 107,139 51,468 118,888 (128,851) 123,980 Total revenue 550,298 488,682 537,734 306,147 564,720 Net interest income $443,159 $437,214 $418,846 $434,998 $440,740 Tax equivalent adjustment 1,148 1,216 1,310 1,351 1,393 Net interest income (TE) $444,307 $438,430 $420,156 $436,349 $442,133 Total non-interest revenue 107,139 51,468 118,888 (128,851) 123,980 Total revenue (TE) 551,446 489,898 539,044 307,498 566,113 Investment securities losses (gains), net — 77,748 — 256,660 — Gain on sale of GLOBALT (1,929) — — — — Fair value adjustment on non-qualified deferred compensation 1,035 (3,053) (2,299) (561) (2,062) Adjusted revenue (TE) $550,552 $564,593 $536,745 $563,597 $564,051 Efficiency ratio-TE 64.11% 72.03% 59.87% 98.15% 55.41% Adjusted tangible efficiency ratio 55.01% 61.97% 58.88% 53.05% 52.97% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

Non-GAAP Financial Measures, Continued

SYNOVUS

($ in thousands)	3Q23	2Q24	3Q24
Net interest income	$443,159	$434,998	$440,740
Total non-interest revenue	107,139	(128,851)	123,980
Total non-interest expense	(353,532)	(301,801)	(313,690)
Pre-provision net revenue (PPNR)	$196,766	$4,346	$251,030
Net interest income	$443,159	$434,998	$440,740
Total non-interest revenue	107,139	(128,851)	123,980
Total revenue	$550,298	$306,147	$564,720
Tax equivalent adjustment	1,148	1,351	1,393
Total revenue (TE)	551,446	307,498	566,113
Gain on sale of GLOBALT	(1,929)	–	–
Investment securities losses (gains), net	–	256,660	–
Fair value adjustment on non-qualified deferred compensation	1,035	(561)	(2,062)
Adjusted revenue (TE)	$550,552	$563,597	$564,051
Total non-interest expense	$353,532	$301,801	$313,690
Loss on other loans held for sale	(30,954)	–	–
Restructuring (charges) reversals	(17,319)	658	(1,219)
Fair value adjustment on non-qualified deferred compensation	1,035	(561)	(2,062)
Valuation adjustment to Visa derivative	(900)	–	(8,700)
Gain (loss) on early extinguishment of debt	526	–	–
Adjusted non-interest expense	$305,920	$301,898	$301,709
Adjusted revenue (TE)	$550,552	$563,597	$564,051
Adjusted non-interest expense	(305,920)	(301,898)	(301,709)
Adjusted PPNR	**$244,632**	**$261,699**	**$262,342**

Amounts may not total due to rounding

37

38 ($ in thousands) 3Q23 4Q23 1Q24 2Q24 3Q24 Total assets $59,342,930 $59,809,534 $59,835,120 $59,606,343 $59,589,628 Goodwill (479,851) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (49,096) (45,928) (43,021) (40,114) (37,207) Tangible assets $58,813,983 $59,283,166 $59,311,659 $59,085,789 $59,071,981 Total Synovus Financial Corp. shareholders’ equity $4,536,958 $5,119,993 $5,017,918 $5,053,606 $5,355,976 Goodwill (479,851) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (49,096) (45,928) (43,021) (40,114) (37,207) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,470,866 $4,056,480 $3,957,312 $3,995,907 $4,301,184 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 7.65% 8.56% 8.39% 8.48% 8.99% Tangible common equity ratio 5.90% 6.84% 6.67% 6.76% 7.28% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding